United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2025

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305

Houston, Texas 77056

(Address of principal executive offices, including zip code)

713-322-8818

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGIG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 16, 2025, Abundia Global Impact Group, Inc. (the “Company”) held its 2025 Annual Meeting of the Company’s stockholders (the “Annual Meeting”). The final results for each of the three matters submitted to a vote of the Company’s stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement on Schedule 14A, filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2025 (the “Proxy Statement”), are as set forth below.

As of the close of business on November 13, 2025, the record date (the “Record Date”) for the Annual Meeting, 34,632,566 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued, outstanding and entitled to vote. Stockholders holding an aggregate of 33,221,334 votes were present at the Annual Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1. The election of five members of the Company’s board of directors (the “Board”), each to serve until the 2026 annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results to elect each of the nominees to the Board were as follows:

Nominee Name	For	Withheld	Broker Non-Votes

Edward Gillespie	32,226,327	42,967	952,040
Robert Bailey	32,226,398	42,896	952,040
Martha Crawford	32,227,220	42,074	952,040
Matthew Henninger	31,115,010	1,154,284	952,040
Peter Longo	32,226,768	42,526	952,040

Proposal 2. The appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the Company’s stockholders. The final voting results are set forth in the table below:

For	Against	Abstentions

33,143,627	45,215	32,492

Proposal 3. The compensation of the named executive officers as disclosed in the Proxy Statement was approved on an advisory basis by the Company’s stockholders. The final voting results are set forth in the table below:

For	Against	Abstentions	Broker Non-Votes

31,104,374	49,538	1,115,382	952,040

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABUNDIA GLOBAL IMPACT GROUP, INC.

Dated: December 17, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer